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                 SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                              Form 8-K

                           CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2000


                    HUSSMANN INTERNATIONAL, INC.
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       (Exact name of registrant as specified in its charter)


              COMMISSION FILE NUMBER: 01-13407
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           DELAWARE                                 43-1791715
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(State or other jurisdiction of                  (I.R.S. Employer
incorporation or organization)                 Identification No.)



12999 ST. CHARLES ROCK ROAD, BRIDGETON, MISSOURI        63044-2483
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(Address of principal executive offices)                (Zip Code)



                           (314) 291-2000
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        (Registrant's telephone number, including area code)



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                    HUSSMANN INTERNATIONAL, INC.

ITEM 5.  OTHER EVENTS

a) Agreement Between Hussmann International, Inc. and Richard G. Cline

On January 12, 2000 Hussmann International, Inc. ("Hussmann" or the "Company") and Richard G. Cline, Chairman of the Board of Hussmann, signed an agreement pursuant to which Mr. Cline agreed, pending his re-election to the Board of Directors of Hussmann at the Company's 2000 Annual Meeting of Stockholders, to extend his term as Chairman of the Board of Directors for a period of twelve months expiring on January 31, 2001. The agreement is attached as Exhibit 10 hereto and incorporated by reference herein.


b) Date of 2000 Annual Meeting of Stockholders and Submission of Matters for Vote at the 2000 Annual Meeting

Hussmann's 2000 Annual Meeting of Stockholders will be held in St. Louis, Missouri on May 18, 2000. Pursuant to the Company's Amended and Restated By-Laws, nominations of persons for election to the Board of Directors of the Company and proposals of business to be considered by stockholders at the 2000 Annual Meeting must be received by the Company no earlier than the close of business on January 14, 2000 nor later than the close of business on February 13, 2000.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number      Description
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   3        Amended and Restated By-Laws (incorporated by reference to
            Exhibit 3 to Hussmann International, Inc.'s Form 10-Q for the quarter ended June 30, 1999.)

  10        Agreement between Richard G. Cline and Hussmann
            International, Inc.


                             SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 HUSSMANN INTERNATIONAL, INC.

                                 /s/ Burton Halpern
                                 ------------------
                                 Burton Halpern
                                 Vice President, General Counsel and
                                 Secretary

Dated:  January 14, 2000


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                           Exhibit Index
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Exhibit
Number   Description
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   3     Amended and Restated By-Laws (incorporated by reference to
         Exhibit 3 to Hussmann International, Inc.'s Form 10-Q for the quarter ended June 30, 1999).

  10     Agreement between Richard G. Cline and Hussmann International,
         Inc.